Exhibit 99.01
          7000 Cardinal Place
          Dublin,OH 43017
          www.cardinalhealth.com
FOR IMMEDIATE RELEASE
          Contacts:

Media:	Jim Mazzola	Investors:	Jason Strohm
	(614) 757-3690		(614) 757-7542
	jim.mazzola@cardinal.com		jason.strohm@cardinal.com
EARNINGS PER SHARE UP 46 PERCENT, REVENUE AND CASH FLOW REMAIN
STRONG DURING CARDINAL HEALTH’S SECOND QUARTER
EPS Outlook Unchanged as Company Invests in Operations,
Focuses on Long-Term Growth
DUBLIN, Ohio, Jan. 26, 2006 — Cardinal Health, Inc., the leading provider of products and services supporting the health-care industry, announced today that earnings per share strengthened during its second quarter, rising 46 percent from the prior year, as the company continued to make operational improvements and invest for future growth.
Revenue for the quarter-ended Dec. 31 rose 7 percent to $19.9 billion from $18.5 billion in the prior year and operating earnings grew 48 percent to $484 million from $326 million. Diluted earnings per share from continuing operations grew 46 percent to $0.70 from $0.48.

	Q2 FY06		Q2 FY05
		Diluted EPS from		Diluted EPS from
	Operating	Continuing	Operating	Continuing
	Earnings ($MM)	Operations	Earnings ($MM)	Operations
GAAP Consolidated	$484	$0.70	$326	$0.48
Special Items	$21	$0.04	$103	$0.16
Non-Recurring and Other Items	$2	$0.01	$65	$0.10
Equity Compensation	$56	$0.08	$3	—
“We remain focused on improving key fundamentals of our business and making operational improvements that resulted in a solid quarter across the company,” said Robert D. Walter, chairman and chief executive officer of Cardinal Health.
-more-

Earnings Per Share up 46 percent, Revenue and Cash Flow Remain Strong During Cardinal Health’s Second Quarter

Selling, general and administrative (SG&A) expenses increased 14 percent during the quarter, 8 percentage points of which related to equity compensation. Commenting on the SG&A increase, Walter said, “Reflected in these financials are expenditures we are making to streamline operations, build scale and develop new capabilities, which will ultimately lower costs across the business. Fiscal 2006 remains a building year as we make these investments and take the necessary steps to integrate our businesses for future growth.”
Special items of $21 million for the quarter include a $10 million reserve related to Cardinal Health’s ongoing settlement discussions with the Securities and Exchange Commission (SEC), raising its total reserve for the matter to $35 million. As previously disclosed, the company continues to engage in settlement discussions with the staff of the SEC and has now reached an agreement-in-principle on the basic terms of a potential settlement involving the company that the SEC staff has indicated it is prepared to recommend to the Commission. The proposed settlement is subject to the completion of definitive documentation as well as acceptance and authorization by the Commission and would, among other things, require Cardinal Health to pay a $35 million penalty. There can be no assurance that efforts to resolve the SEC’s investigation with respect to the company will be successful, or that the amount reserved will be sufficient, and Cardinal Health cannot predict the timing or the final terms of any settlement.
Cash flow from operations remained strong during the quarter, reaching $661 million. As part of its goal to return up to 50 percent of operating cash flow to shareholders, the company began to repurchase shares under a $1 billion buy-back program announced in June 2005. Through this authorization, Cardinal Health has spent $586 million to purchase nearly 8.8 million shares to date in January, and expects to complete the program by the end of the fiscal year. Return on equity increased to 13.8 percent from 10 percent in the prior year. Excluding special items and equity compensation, return on equity increased 280 basis points to 16.2 percent compared to the second quarter last year.
Year-to-Date Results
Revenues for the first half of the year climbed 8 percent to $39.3 billion and operating earnings improved 24 percent to $857 million. Earnings from continuing operations rose 25 percent to $539 million, or $570 million excluding special items. Diluted earnings per share from continuing operations were $1.25, or $1.32 excluding special items compared to $0.99 or $1.20 excluding special items for the prior period.

	FY06 Year-to-Date		FY05 Year-to-Date
		Diluted EPS from		Diluted EPS from
	Operating	Continuing	Operating	Continuing
	Earnings ($MM)	Operations	Earnings ($MM)	Operations
GAAP Consolidated	$857	$1.25	$689	$0.99
Special Items	$44	$0.07	$135	$0.21
Non-Recurring and Other Items	$36	$0.06	$105	$0.16
Equity Compensation	$139	$0.20	$5	$0.01
-more-

Earnings Per Share up 46 percent, Revenue and Cash Flow Remain Strong During Cardinal Health’s Second Quarter

Second-Quarter Highlights
Consolidated highlights of the second quarter include:
•	Continuing momentum within the Clinical Technologies and Services segment, which reported double-digit revenue and earnings increases for both the Alaris and Pyxis product lines. Demand for Alaris products has reached a record level from expansion within existing accounts and new customers.

•	Launching the first phase of an integrated sales organization dedicated to serving Cardinal Health’s largest hospital customers. As part of its integrated provider solutions strategy, this organization will represent Cardinal Health’s portfolio of health-care solutions in medication management, supply management, procedure optimization and patient throughput to this $500 billion market.

•	Reaching key milestones with the company’s One Cardinal Health initiative, including the opening of a new customer care center in Radcliff, Ky., just following the close of the quarter. This facility is one of two centers that will consolidate more than 25 smaller locations in the United States.

•	Initiating more than 100 operational excellence projects, bringing the total number of ongoing projects to 200. The company is on-track to train nearly 300 “black belts” during 2006 to manage company-wide lean six-sigma initiatives within manufacturing, distribution, administration, sales and marketing.
Segment Results
Customer demand continued to be strong across all four operating segments with year-over-year revenue increases in each. A focus on margin expansion has led to a company-wide increase in operating margin, with margins in each segment increasing or remaining stable from the first quarter.
(See attached tables or the Investors page on www.cardinalhealth.com for specific segment results, definitions of the non-GAAP measures used in this release, a reconciliation of non-GAAP measures to their comparable GAAP measures, and a schedule of notable items.)
Pharmaceutical Distribution and Provider Services
Revenue for the Pharmaceutical Distribution and Provider Services segment grew 8 percent during the quarter to $16.2 billion, including $7.1 billion in bulk sales compared to $5.8 billion last year. Operating earnings rose 16 percent to $240 million. Distribution service agreements with branded manufacturers reduced buy-margin volatility from the prior year, and combined with ongoing expense controls, were the primary contributor to earnings growth. In addition, a LIFO accounting credit lowered the cost of goods sold by $13 million for the period.
Cardinal Health continued to develop differentiated customer offerings during the quarter, including the launch of unit-dose barcode packaging for hospitals and Medicare Part D education programs for retail pharmacies. The company’s National Logistics Center, which provides a value-added service for pharmaceutical manufacturers, remains ahead of company utilization projections.
-more-

Earnings Per Share up 46 percent, Revenue and Cash Flow Remain Strong During Cardinal Health’s Second Quarter

Medical Products and Services
Medical Products and Services revenue increased 7 percent during the quarter to $2.6 billion on strong distribution sales and growth in Cardinal Health manufactured gloves and respiratory products. Operating earnings declined 1 percent from the prior year to $153 million, and were negatively affected by approximately 7 percentage points due to the allocation of increased corporate spending to the segment.
New business from the company’s recently awarded contract with the Department of Veteran Affairs and strength in laboratory sales contributed to a strong quarter for the medical distribution business. Cardinal Health also acquired the remaining interest in Canadian distributor Source Medical, which contributed to continued growth in markets outside the United States.
Pharmaceutical Technologies and Services
Revenue for the Pharmaceutical Technologies and Services segment reached $760 million, an increase of 1 percent from the prior year. Operating earnings declined 5 percent from the prior year to $79 million, and were negatively affected by nearly 7 percentage points due to the allocation of increased corporate spending to the segment.
Sequentially, operating earnings improved 75 percent from the first quarter, due to significant progress made to address operational issues within sterile manufacturing and a strong quarter for oral technologies. This increase also includes a lump-sum payment from an ongoing customer for commitments through the current period and for the cancellation of a future commitment.
An upgrade of the company’s Albuquerque sterile-manufacturing facility that was completed last quarter resulted in a doubling of production at the site. Segment revenue and earnings growth were partially dampened by margin pressure and slower market growth in the company’s nuclear pharmacy services business and ongoing industry changes within the health care marketing services business.
Clinical Technologies and Services
Results for the Clinical Technologies and Services segment continued to exceed Cardinal Health’s goals, with revenue during the quarter rising 10 percent to $603 million and operating earnings growing 34 percent to $94 million.
Combined, revenue for Alaris and Pyxis products increased 14 percent during the quarter, and revenue from Cardinal Health’s hospital consulting business grew 8 percent. With strong demand for both Alaris and Pyxis products and continued operating improvements in the segment, efficiency increased sharply from the first quarter resulting in an operating-margin improvement of nearly 200 basis points. Ongoing integration synergies from the Alaris acquisition and formation of the segment also contributed to this increase. Committed contracts again exceeded internal projections for both Alaris and Pyxis products, with the Pyxis backlog ending the quarter at $242 million.
Outlook
Cardinal Health reiterated its fiscal 2006 earnings-per-share outlook of $3.30 to $3.55, excluding special items, non-recurring and other items and the impact of equity
-more-

Earnings Per Share up 46 percent, Revenue and Cash Flow Remain Strong During Cardinal Health’s Second Quarter

compensation expenses. The company expects full-year equity compensation expenses to be approximately $0.32 to $0.34 per share.
During the third and fourth quarters, Cardinal Health expects ongoing operational excellence programs to further expand margins sequentially and improve its cost structure while the company continues to build capabilities and invests in key integration projects.
Over the long term, earnings per share excluding special items and non-recurring items are expected to grow 12 percent to 15 percent annually with an annual goal of returning up to 50 percent of operating cash flow to shareholders through share buy-backs and dividends. Return on equity excluding special items and the impact of equity compensation expenses is expected to be in the range of 15 percent to 20 percent. It is also the company’s goal to increase dividends to up to 20 percent of earnings per share during the next several years.
Conference Call
Cardinal Health will host a conference call and webcast at 11 a.m. Eastern Standard Time (EST) to discuss its second-quarter results. To access the discussion, go to the Investors page at www.cardinalhealth.com or dial 706-634-5100, conference, passcode 3959367. An audio replay will be available until 11 p.m. on Jan. 30 at 706-645-9291, passcode 3959367. A transcript and audio replay will also be available at http://www.cardinalhealth.com.
About Cardinal Health
Headquartered in Dublin, Ohio, Cardinal Health, Inc. (NYSE: CAH) is a $75 billion, global company serving the health-care industry with a broad portfolio of products and services. Through its diverse offerings, Cardinal Health delivers integrated health-care solutions that help customers reduce their costs, improve efficiency and deliver better care to patients. The company manufactures, packages and distributes pharmaceuticals and medical supplies, offers a range of clinical services and develops automation products that improve the management and delivery of supplies and medication for hospitals, physician offices and pharmacies. Ranked No. 16 on the Fortune 500, Cardinal Health employs more than 55,000 people on six continents. More information about the company may be found at www.cardinalhealth.com.
###
Except for historical information, all other information in this news release consists of forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected, anticipated or implied. The most significant of these uncertainties are described in Cardinal Health’s Form 10-K, Form 8-K and Form 10-Q reports (including all amendments to those reports) and exhibits to those reports, and include (but are not limited to) the following: the costs, difficulties, and uncertainties related to the implementation of organizational changes and the integration of acquired businesses; the loss of one or more key customer or supplier relationships or changes to the terms of those relationships; changes in the distribution patterns or reimbursement rates for health-care products and/or services; the results, consequences, effects or timing of any inquiry or investigation by or settlement discussions with any regulatory authority or any legal and administrative proceedings; the impact of previously announced restatements; difficulties or delays or increased costs in implementing its global restructuring program, including facility rationalizations; difficulties in opening new facilities or fully utilizing existing capacity; difficulties and uncertainties associated with business model transitions; with respect to future dividends, the decision by the board of directors to declare such dividends, which is expected to consider Cardinal Health’s surplus, earnings, cash flows, financial condition and prospects at the time any such action is considered; with respect to future share repurchases, the approval of the board of directors, which is expected to consider Cardinal Health’s then-current stock price, earnings, cash flows, financial condition and prospects as well as alternatives available to Cardinal Health at the time any such action is considered; and general economic and market conditions. Cardinal Health undertakes no obligation to update or revise any forward-looking statement.

CARDINAL HEALTH, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF EARNINGS (UNAUDITED)
(in millions, except per Common Share amounts)

	SECOND QUARTER
	FISCAL
	2006	2005	% Change
Revenue	$19,919.0	$18,547.1	7%
Cost of products sold	18,611.8	17,337.8	7%

Gross margin	1,307.2	1,209.3	8%

Selling, general and administrative expenses	796.7	699.1	14%

Impairment charges and other	5.1	80.9	N.M.

Special items
Restructuring charges	14.4	105.1	N.M.
Merger charges	7.5	10.2	N.M.
Other	(0.9)	(12.2)	N.M.

Operating earnings	484.4	326.2	48%

Interest expense and other	33.9	16.7	103%

Earnings before income taxes and discontinued operations	450.5	309.5	46%

Provision for income taxes	146.5	100.3	46%

Earnings from continuing operations	304.0	209.2	45%

Earnings from discontinued operations (net of tax $0.1 and $(6.5) for the second quarter of fiscal 2006 and 2005, respectively)	—	4.8	N.M.

Net earnings	$304.0	$214.0	N.M.

Basic earnings per Common Share:
Continuing operations	$0.71	$0.48	48%
Discontinued operations	—	0.01	N.M.

Net basic earnings per Common Share	$0.71	$0.49	N.M.

Diluted earnings per Common Share:
Continuing operations	$0.70	$0.48	46%
Discontinued operations	—	0.01	N.M.

Net diluted earnings per Common Share	$0.70	$0.49	N.M.

Weighted average number of shares outstanding:
Basic	425.5	432.1
Diluted	431.9	437.1
The following table summarizes the impact of special items on net earnings and diluted earnings per Common Share in the quarters in which they were recorded:

	2006		2005
	Net	Diluted	Net	Diluted
	Earnings	EPS	Earnings	EPS

Impact of special items
Restructuring charges	$(9.1)	$(0.02)	$(72.4)	$(0.17)
Merger charges	(4.7)	(0.01)	(6.3)	(0.01)
Other	(3.2)	(0.01)	7.6	0.02

Impact of special items	$(17.0)	$(0.04)	$(71.1)	$(0.16)

— more —

CARDINAL HEALTH, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF EARNINGS (UNAUDITED)
(in millions, except per Common Share amounts)

	YEAR - TO - DATE
	FISCAL
	2006	2005	% Change
Revenue	$39,292.4	$36,339.4	8%
Cost of products sold	36,772.0	34,039.6	8%

Gross margin	2,520.4	2,299.8	10%

Selling, general and administrative expenses	1,612.3	1,391.6	16%

Impairment charges and other	7.6	84.7	N.M.

Special items
Restructuring charges	23.5	112.6	N.M.
Merger charges	15.3	27.1	N.M.
Other	4.9	(4.7)	N.M.

Operating earnings	856.8	688.5	24%

Interest expense and other	65.6	54.1	21%

Earnings before income taxes and discontinued operations	791.2	634.4	25%

Provision for income taxes	252.6	202.9	24%

Earnings from continuing operations	538.6	431.5	25%

Loss from discontinued operations (net of tax $0.2 and $(3.5) for fiscal 2006 and 2005, respectively)	(6.3)	(4.2)	N.M.

Net earnings	$532.3	$427.3	N.M.

Basic earnings per Common Share:
Continuing operations	$1.26	$1.00	26%
Discontinued operations	(0.02)	(0.01)	N.M.

Net basic earnings per Common Share	$1.24	$0.99	N.M.

Diluted earnings per Common Share:
Continuing operations	$1.25	$0.99	26%
Discontinued operations	(0.02)	(0.01)	N.M.

Net diluted earnings per Common Share	$1.23	$0.98	N.M.

Weighted average number of shares outstanding:
Basic	425.9	431.7
Diluted	431.7	436.3
The following table summarizes the impact of special items on net earnings and diluted earnings per Common Share in the years in which they were recorded:

	2006		2005
	Net	Diluted	Net	Diluted
	Earnings	EPS	Earnings	EPS

Impact of special items
Restructuring charges	$(14.9)	$(0.03)	$(77.1)	$(0.18)
Merger charges	(9.7)	(0.02)	(16.9)	(0.04)
Other	(6.8)	(0.02)	2.9	0.01

Impact of special items	$(31.4)	$(0.07)	$(91.1)	$(0.21)

— more —

CARDINAL HEALTH, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS (UNAUDITED)
(in millions)

	December 31,	June 30,	December 31,
	2005	2005	2004
ASSETS

Cash and equivalents	$2,223.9	$1,401.2	$1,274.3
Short-term investments available for sale	419.0	99.8	—
Trade receivables, net	3,543.8	3,446.8	2,813.5
Current portion of net investment in sales-type leases	260.5	238.2	211.6
Inventories	7,276.7	7,376.1	8,170.0
Prepaid expenses and other	862.1	860.6	792.9
Assets held for sale from discontinued operations	26.6	36.0	105.7

Total current assets	14,612.6	13,458.7	13,368.0

Property and equipment, net	2,490.0	2,468.0	2,338.8

Net investment in sales-type leases, less current portion	733.1	693.8	631.9
Other assets	5,394.5	5,438.7	5,450.3

TOTAL ASSETS	$23,230.2	$22,059.2	$21,789.0

LIABILITIES AND SHAREHOLDERS’ EQUITY

Current portion of long-term obligations and other short-term borrowings	$441.3	$307.9	$435.4
Accounts payable	8,116.6	7,612.2	7,228.7
Other accrued liabilities	2,324.0	2,175.3	1,965.7
Liabilities from discontinued operations	8.8	9.6	59.5

Total current liabilities	10,890.7	10,105.0	9,689.3

Long-term obligations, less current portion and other short-term borrowings	2,568.3	2,319.9	2,384.6
Deferred income taxes and other liabilities	1,020.2	1,041.3	1,155.7

Total shareholders’ equity	8,751.0	8,593.0	8,559.4

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$23,230.2	$22,059.2	$21,789.0

— more —

CARDINAL HEALTH, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)
(in millions)

	SECOND QUARTER		YEAR - TO - DATE
	FISCAL		FISCAL
	2006	2005	2006	2005
Cash Flows From Operating Activities:
Earnings from continuing operations	$304.0	$209.2	$538.6	$431.5
Adjustments to reconcile earnings from continuing operations to net cash provided by operating activities:
Depreciation and amortization	98.2	102.3	201.3	192.3
Asset impairments	3.0	148.8	5.5	153.7
Equity-based compensation	55.8	2.8	138.7	4.9
Provision for bad debts	7.4	(2.3)	16.4	0.8
Change in operating assets and liabilities, net of effects from acquisitions:
Decrease/(increase) in trade receivables	160.0	548.4	(114.7)	623.2
Decrease/(increase) in inventories	98.2	16.2	95.3	(705.4)
Increase in net investment in sales-type leases	(23.1)	(50.6)	(61.9)	(95.4)
Increase/(decrease) in accounts payable	33.7	(453.3)	504.2	795.3
Other accrued liabilities and operating items, net	(76.3)	104.1	61.5	119.7

Net cash provided by operating activities	660.9	625.6	1,384.9	1,520.6

Cash Flows From Investing Activities:
Acquisition of subsidiaries, net of divestitures and cash acquired	(75.8)	(8.3)	(72.5)	(273.2)
Proceeds from sale of property and equipment	7.1	(0.1)	7.6	4.1
Additions to property and equipment	(142.2)	(105.9)	(218.2)	(210.5)
Purchase of investment securities available for sale	(219.2)	—	(319.2)	—
Proceeds from sale of discontinued operations	0.2	36.7	0.2	39.5

Net cash used in investing activities	(429.9)	(77.6)	(602.1)	(440.1)

Cash Flows From Financing Activities:
Net change in commercial paper and short-term borrowings	3.0	72.9	6.0	(562.7)
Net change in long-term obligations, net of issuance costs	406.4	(503.9)	408.6	(356.6)
Proceeds from issuance of Common Shares	33.7	18.0	68.5	47.8
Tax benefits from exercises of stock options	11.5	—	20.9	—
Dividends on Common Shares	(25.7)	(13.0)	(51.2)	(25.9)
Purchase of treasury shares	(412.9)	—	(412.9)	—

Net cash provided by/(used) in financing activities	16.0	(426.0)	39.9	(897.4)

Net Increase in Cash and Equivalents	247.0	122.0	822.7	183.1

Cash and Equivalents at Beginning of Period	1,976.9	1,152.3	1,401.2	1,091.2

Cash and Equivalents at End of Period	$2,223.9	$1,274.3	$2,223.9	$1,274.3

— more —

CARDINAL HEALTH, INC. AND SUBSIDIARIES
SECOND QUARTER FY 2006 BUSINESS ANALYSIS
(in millions)
PHARMACEUTICAL DISTRIBUTION AND PROVIDER SERVICES

	2006	2005
REVENUE
- Amount	$16,202	$15,059
- Growth Rate	8%	15%
- Mix	80%	80%

OPERATING EARNINGS
- Amount	$240	$207
- Growth Rate	16%	(11)%
- Mix	42%	40%
- Ratio to Revenue	1.48%	1.38%
MEDICAL PRODUCTS AND SERVICES

	2006	2005
REVENUE
- Amount	$2,595	$2,427
- Growth Rate	7%	6%
- Mix	13%	13%

OPERATING EARNINGS
- Amount	$153	$154
- Growth Rate	(1)%	(3)%
- Mix	27%	30%
- Ratio to Revenue	5.89%	6.35%
PHARMACEUTICAL TECHNOLOGIES AND SERVICES

	2006	2005
REVENUE
- Amount	$760	$752
- Growth Rate	1%	8%
- Mix	4%	4%

OPERATING EARNINGS
- Amount	$79	$83
- Growth Rate	(5)%	(22)%
- Mix	14%	16%
- Ratio to Revenue	10.35%	11.00%
CLINICAL TECHNOLOGIES AND SERVICES

	2006	2005
REVENUE
- Amount	$603	$547
- Growth Rate	10%	38%
- Mix	3%	3%

OPERATING EARNINGS
- Amount	$94	$70
- Growth Rate	34%	(24)%
- Mix	17%	14%
- Ratio to Revenue	15.61%	12.85%
— more —

CARDINAL HEALTH, INC. AND SUBSIDIARIES
SECOND QUARTER FY 2006 BUSINESS ANALYSIS
(in millions)

			EXCLUDING SPECIAL ITEMS
	2006	2005	2006		2005
REVENUE
- Amount	$19,919	$18,547
- Growth Rate	7%	13%

OPERATING EARNINGS
- Amount	$484	$326	$505		$429
- Growth Rate	48%	(43)%	18%		(26)%

RATIO TO REVENUE
- Gross Margin	6.56%	6.52%
- Selling, General and Administrative Expenses	4.00%	3.77%
- Impairment Charges and Other	0.02%	0.44%
- Special Items	0.11%	0.55%
- Operating Earnings	2.43%	1.76%	2.54%		2.31%

EARNINGS FROM CONTINUING OPERATIONS
- Amount	$304	$209	$321		$280
- Growth Rate	45%	(44)%	15%		(26)%
- Ratio to Revenue	1.53%	1.13%	1.61%		1.51%

PRODUCTIVITY
- Margin per Expense Dollar	$1.64	$1.73

ASSET MANAGEMENT
- Operating Cash Flow	$663	$626
- Return on Invested Capital	6.13%	4.17%	7.13	% (1)	5.55	% (1)

(1)	The return on invested capital excludes special items and equity compensation
Margin per Expense Dollar = gross margin / selling, general and administrative expenses
See the GAAP / NON-GAAP RECONCILIATION schedule for the calculations and definitions supporting the balances excluding special items.
— more —

CARDINAL HEALTH, INC. AND SUBSIDIARIES
FIRST SIX MONTHS OF FISCAL YEAR 2006 BUSINESS ANALYSIS
(in millions)
PHARMACEUTICAL DISTRIBUTION AND PROVIDER SERVICES

	2006	2005
REVENUE
- Amount	$31,969	$29,460
- Growth Rate	9%	15%
- Mix	80%	80%

OPERATING EARNINGS
- Amount	$439	$366
- Growth Rate	20%	(21)%
- Mix	42%	40%
- Ratio to Revenue	1.37%	1.24%
MEDICAL PRODUCTS AND SERVICES

	2006	2005
REVENUE
- Amount	$5,156	$4,820
- Growth Rate	7%	9%
- Mix	13%	13%

OPERATING EARNINGS
- Amount	$304	$279
- Growth Rate	9%	(8)%
- Mix	29%	30%
- Ratio to Revenue	5.89%	5.79%
PHARMACEUTICAL TECHNOLOGIES AND SERVICES

	2006	2005
REVENUE
- Amount	$1,473	$1,454
- Growth Rate	1%	8%
- Mix	4%	4%

OPERATING EARNINGS
- Amount	$124	$161
- Growth Rate	(23)%	(22)%
- Mix	12%	18%
- Ratio to Revenue	8.40%	11.06%
CLINICAL TECHNOLOGIES AND SERVICES

	2006	2005
REVENUE
- Amount	$1,179	$1,071
- Growth Rate	10%	46%
- Mix	3%	3%

OPERATING EARNINGS
- Amount	$172	$112
- Growth Rate	54%	(29)%
- Mix	17%	12%
- Ratio to Revenue	14.61%	10.44%
— more —

CARDINAL HEALTH, INC. AND SUBSIDIARIES
FIRST SIX MONTHS OF FISCAL YEAR 2006 BUSINESS ANALYSIS
(in millions)

			EXCLUDING SPECIAL ITEMS
	2006	2005	2006	2005
REVENUE
- Amount	$39,292	$36,339
- Growth Rate	8%	15%

OPERATING EARNINGS
- Amount	$857	$689	$901	$824
- Growth Rate	24%	(37)%	9%	(25)%

RATIO TO REVENUE
- Gross Margin	6.41%	6.33%
- Selling, General and Administrative Expenses	4.10%	3.83%
- Impairment Charges and Other	0.02%	0.23%
- Special Items	0.11%	0.37%
- Operating Earnings	2.18%	1.90%	2.29%	2.27%

EARNINGS FROM CONTINUING OPERATIONS
- Amount	$539	$432	$570	$523
- Growth Rate	25%	(38)%	9%	(26)%
- Ratio to Revenue	1.37%	1.19%	1.45%	1.44%

PRODUCTIVITY
- Margin per Expense Dollar	$1.56	$1.65

ASSET MANAGEMENT
- Operating Cash Flow	$1,387	$1,521
- Return on Invested Capital	5.51%	4.42%	6.63% (1)	5.30% (1)

(1)	The return on invested capital excludes special items and equity compensation
Margin per Expense Dollar = gross margin / selling, general and administrative expenses
See the GAAP / NON-GAAP RECONCILIATION schedule for the calculations and definitions supporting the balances excluding special items.
— more —

CARDINAL HEALTH, INC. AND SUBSIDIARIES
QUARTERLY FY 2006 BUSINESS ANALYSIS
(in millions)
PHARMACEUTICAL DISTRIBUTION AND PROVIDER SERVICES

	Q1	Q2	Q3	Q4	YTD
REVENUE
- Amount	$15,768	$16,202			$31,969
- Growth Rate	9%	8%			9%
- Mix	80%	80%			80%

OPERATING EARNINGS
- Amount	$199	$240			$439
- Growth Rate	25%	16%			20%
- Mix	42%	42%			42%
- Ratio to Revenue	1.26%	1.48%			1.37%
MEDICAL PRODUCTS AND SERVICES

	Q1	Q2	Q3	Q4	YTD
REVENUE
- Amount	$2,561	$2,595			$5,156
- Growth Rate	7%	7%			7%
- Mix	13%	13%			13%

OPERATING EARNINGS
- Amount	$151	$153			$304
- Growth Rate	21%	(1)%			9%
- Mix	32%	27%			29%
- Ratio to Revenue	5.89%	5.89%			5.89%
PHARMACEUTICAL TECHNOLOGIES AND SERVICES

	Q1	Q2	Q3	Q4	YTD
REVENUE
- Amount	$713	$760			$1,473
- Growth Rate	2%	1%			1%
- Mix	4%	4%			4%

OPERATING EARNINGS
- Amount	$45	$79			$124
- Growth Rate	(42)%	(5)%			(23)%
- Mix	10%	14%			12%
- Ratio to Revenue	6.33%	10.35%			8.40%
CLINICAL TECHNOLOGIES AND SERVICES

	Q1	Q2	Q3	Q4	YTD
REVENUE
- Amount	$576	$603			$1,179
- Growth Rate	10%	10%			10%
- Mix	3%	3%			3%

OPERATING EARNINGS
- Amount	$78	$94			$172
- Growth Rate	88%	34%			54%
- Mix	16%	17%			17%
- Ratio to Revenue	13.57%	15.61%			14.61%

The sum of the quarters may not equal year-to-date due to rounding.

The results for each segment have been adjusted to reflect the revised methodology to allocate corporate costs.
— more —

CARDINAL HEALTH, INC. AND SUBSIDIARIES
QUARTERLY FY 2006 BUSINESS ANALYSIS
(EXCLUDING SPECIAL ITEMS)
(in millions)

	Q1		Q2		Q3	Q4	YTD
REVENUE
- Amount	$19,373		$19,919				$39,292
- Growth Rate	9%		7%				8%

OPERATING EARNINGS
- Amount	$395		$505				$901
- Growth Rate	—		18%				9%

RATIO TO REVENUE
- Gross Margin	6.26%		6.56%				6.41%
- Selling, General and Administrative Expenses	4.21%		4.00%				4.10%
- Impairment Charges and Other	0.01%		0.02%				0.02%
- Operating Earnings	2.04%		2.54%				2.29%

EARNINGS FROM CONTINUING OPERATIONS
- Amount	$249		$321				$570
- Growth Rate	3%		15%				9%
- Ratio to Revenue	1.29%		1.61%				1.45%

PRODUCTIVITY
- Margin Per Expense Dollar	$1.49		$1.64				$1.56

ASSET MANAGEMENT
- Operating Cash Flow	$724		$663				$1,387
- Return on Invested Capital	6.13	%(1)	7.13	%(1)			6.63	%(1)

(1)	The return on invested capital excludes special items and equity compensation
Margin per Expense Dollar = gross margin / selling, general and administrative expenses
The sum of the quarters may not equal year-to-date due to rounding.
See the GAAP / NON-GAAP RECONCILIATION schedule for the calculations and definitions supporting the balances excluding special items.
— more —

CARDINAL HEALTH, INC. AND SUBSIDIARIES
FISCAL 2006 AND 2005 ASSET MANAGEMENT ANALYSIS
(in millions)

	2006
	Q1	Q2	Q3	Q4	YTD
RECEIVABLE DAYS	17.3	16.3

DAYS INVENTORY ON HAND	32	31

CASH AND EQUIVALENTS	$1,977	$2,224

DEBT	$2,609	$3,010

EQUITY	$8,879	$8,751

NET DEBT / TOTAL CAPITAL (1)	5%	4%

TANGIBLE NET WORTH (2)	$3,811	$3,668

RETURN ON EQUITY	10.7%	13.8%			12.3%
RETURN ON EQUITY — EXCLUDING SPECIAL ITEMS AND EQUITY COMPENSATION	13.8%	16.2%			15.0%

TAX RATE FROM CONTINUING OPERATIONS	31.1%	32.5%			31.9%
TAX RATE FROM CONTINUING OPERATIONS — EXCLUDING SPECIAL ITEMS AND EQUITY COMPENSATION	32.5%	32.3%			32.4%

	2005
	Q1	Q2	Q3	Q4	YTD
RECEIVABLE DAYS	16.4	13.3	14.8	16.0

DAYS INVENTORY ON HAND	39	38	35	33

CASH AND EQUIVALENTS	$1,152	$1,274	$1,546	$1,401

DEBT	$3,255	$2,820	$2,892	$2,628

EQUITY	$8,219	$8,559	$8,674	$8,593

NET DEBT / TOTAL CAPITAL (1)	20%	15%	13%	12%

TANGIBLE NET WORTH (2)	$3,203	$3,522	$3,679	$3,496

RETURN ON EQUITY	11.0%	10.0%	17.3%	14.0%	13.2%
RETURN ON EQUITY — EXCLUDING SPECIAL ITEMS AND EQUITY COMPENSATION	12.0%	13.4%	18.6%	15.8%	15.1%

TAX RATE FROM CONTINUING OPERATIONS	31.6%	32.4%	32.0%	40.5%	34.5%
TAX RATE FROM CONTINUING OPERATIONS — EXCLUDING SPECIAL ITEMS AND EQUITY COMPENSATION	32.1%	32.1%	32.2%	38.5%	34.0%

(1)	Net debt to total capital = net debt / (net debt + shareholders’ equity)
Net debt = long-term obligations + short-term obligations + notes payable banks - cash and equivalents - short-term investments

(2)	Tangible net worth = shareholders’ equity - goodwill and other intangibles
— more —

CARDINAL HEALTH, INC. AND SUBSIDIARIES
GAAP / NON-GAAP RECONCILIATION
(in millions)
SECOND QUARTER FISCAL 2006

	GAAP(1)		Excluding
	Basis	Special Items	Special Items
REVENUE
- Amount	$19,919	—	$19,919

SPECIAL ITEMS
- Restructuring Charges	$14	$14	—
- Merger Charges	$8	$8	—
- Other	($1)	($1)	—

OPERATING EARNINGS
- Amount	$484	$21	$505
- Growth Rate	48%		18%
- Ratio to Revenue (Return on Sales)	2.43%		2.54%

EARNINGS BEFORE INCOME TAXES
- Amount	$451	$21	$472

INCOME TAX PROVISION
- Amount	$147	$4	$151

EARNINGS FROM CONTINUING OPERATIONS
- Amount	$304	$17	$321
- Growth Rate	45%		15%
- Ratio to Revenue	1.53%		1.61%
- Diluted EPS	$0.70	$0.04	$0.74
SECOND QUARTER FISCAL 2005

	GAAP(1)		Excluding
	Basis	Special Items	Special Items
REVENUE
- Amount	$18,547	—	$18,547

SPECIAL ITEMS
- Restructuring Charges	$105	$105	—
- Merger Charges	$10	$10	—
- Other	($12)	($12)	—

OPERATING EARNINGS
- Amount	$326	$103	$429
- Growth Rate	(43)%		(26)%
- Ratio to Revenue (Return on Sales)	1.76%		2.31%

EARNINGS BEFORE INCOME TAXES
- Amount	$309	$103	$412

INCOME TAX PROVISION
- Amount	$100	$32	$132

EARNINGS FROM CONTINUING OPERATIONS
- Amount	$209	$71	$280
- Growth Rate	(44)%		(26)%
- Ratio to Revenue	1.13%		1.51%
- Diluted EPS	$0.48	$0.16	$0.64
YEAR - TO - DATE FISCAL 2006

	GAAP(1)		Excluding
	Basis	Special Items	Special Items
REVENUE
- Amount	$39,292	—	$39,292

SPECIAL ITEMS
- Restructuring Charges	$24	$24	—
- Merger Charges	$15	$15	—
- Other	$5	$5	—

OPERATING EARNINGS
- Amount	$857	$44	$901
- Growth Rate	24%		9%
- Ratio to Revenue (Return on Sales)	2.18%		2.29%

EARNINGS BEFORE INCOME TAXES
- Amount	$791	$44	$835

INCOME TAX PROVISION
- Amount	$252	$13	$265

EARNINGS FROM CONTINUING OPERATIONS
- Amount	$539	$31	$570
- Growth Rate	25%		9%
- Ratio to Revenue	1.37%		1.45%
- Diluted EPS	$1.25	$0.07	$1.32
YEAR - TO - DATE FISCAL 2005

	GAAP(1)		Excluding
	Basis	Special Items	Special Items
REVENUE
- Amount	$36,339	—	$36,339

SPECIAL ITEMS
- Restructuring Charges	$113	$113	—
- Merger Charges	$27	$27	—
- Other	($5)	($5)	—

OPERATING EARNINGS
- Amount	$689	$135	$824
- Growth Rate	(37)%		(25)%
- Ratio to Revenue (Return on Sales)	1.90%		2.27%

EARNINGS BEFORE INCOME TAXES
- Amount	$635	$135	$770

INCOME TAX PROVISION
- Amount	$203	$44	$247

EARNINGS FROM CONTINUING OPERATIONS
- Amount	$432	$91	$523
- Growth Rate	(38)%		(26)%
- Ratio to Revenue	1.19%		1.44%
- Diluted EPS	$0.99	$0.21	$1.20

(1)GAAP — Amounts that conform with generally accepted accounting principles.

Growth rate (excluding special items) = (Current quarter earnings excluding special items - prior year quarter earnings excluding special items)/ prior year quarter earnings excluding special items

Ratio to revenue (excluding special items) = Current quarter earnings excluding special items / revenue
— more —

CARDINAL HEALTH, INC. AND SUBSIDIARIES
GAAP / NON-GAAP RECONCILIATION
(in millions)

	2006					2005
	Q1	Q2	Q3	Q4	YTD	Q1	Q2	Q3	Q4	YTD
RETURN ON EQUITY — excluding special items and equity compensation
Earnings from continuing operations	$234.6	$304.0			$538.6	$222.3	$209.2	$373.2	$301.6	$1,106.3
Impact of special items	14.5	17.0			31.4	20.0	71.1	28.5	39.3	158.9
Impact of equity compensation	52.3	35.9			88.2	1.3	1.8	1.4	1.7	6.3

Earnings from continuing operations — excluding special items and equity compensation	$301.4	$356.9			$658.2	$243.6	$282.1	$403.1	$342.6	$1,271.5
Annualized	1,205.6	1,427.6			2,632.8	974.4	1,128.4	1,612.4	1,370.4	1,271.5
Divided by average shareholders equity — excluding special items and equity compensation	$8,762.8	$8,824.2			$8,759.6	$8,119.3	$8,433.8	$8,665.7	$8,666.2	$8,440.2

Return on equity — excluding special items and equity compensation	13.8%	16.2%			15.0%	12.0%	13.4%	18.6%	15.8%	15.1%

	2006					2005
	Q1	Q2	Q3	Q4	YTD	Q1	Q2	Q3	Q4	YTD
RETURN ON INVESTED CAPITAL — excluding special items and equity compensation
Operating earnings		$484.4			$856.8		$326.2			$688.5
Impact of special items		21.0			43.7		103.1			135.0
Impact of equity compensation		55.8			138.7		2.8			4.9

Operating earnings — excluding special items and equity compensation		$561.2			$1,039.2		$432.1			$828.4

Effective tax rate — excluding special items and equity compensation		32.3%			32.4%		32.1%			32.1%
Operating earnings * (1 — effective tax rate excluding special items and equity compensation)		$379.9			$702.5		$293.4			$562.5
Annualized		1,519.7			1,405.0		1,173.6			1,125.0
Divided by average (equity+debt+unrecorded goodwill)(1)		$21,324.7			$21,190.2		$21,127.0			$21,208.6

Return on invested capital — excluding special items and equity compensation		7.13%			6.63%		5.55%			5.30%

	2006					2005
	Q1	Q2	Q3	Q4	YTD	Q1	Q2	Q3	Q4	YTD
EFFECTIVE TAX RATE — excluding special items and equity compensation
Earnings before income taxes and discontinued operations	$340.7	$450.5			$791.2	$324.9	$309.5	$549.1	$506.8	$1,690.2
Impact of special items	22.7	21.0			43.7	31.9	103.1	43.3	47.7	226.0
Impact of equity compensation	82.9	55.8			138.7	2.1	2.8	2.3	2.7	9.9

Earnings before income taxes and discontinued operations — excluding special items and equity compensation	$446.3	$527.3			$973.6	$358.9	$415.4	$594.7	$557.2	$1,926.1

Provision for income taxes	$106.1	$146.5			$252.6	$102.6	$100.3	$175.9	$205.2	$583.9
Tax impact of special items	8.2	4.0			12.3	11.9	32.0	14.8	8.4	67.1
Tax impact of equity compensation	30.6	19.9			50.5	0.7	1.0	0.9	1.0	3.6

Provision for income taxes — excluding special items and income taxes	$144.9	$170.4			$315.4	$115.2	$133.3	$191.6	$214.6	$654.6

Effective tax rate — excluding special items and equity compensation	32.5%	32.3%			32.4%	32.1%	32.1%	32.2%	38.5%	34.0%

	2006					2005
	Q1	Q2	Q3	Q4	YTD	Q1	Q2	Q3	Q4	YTD
OPERATING EARNINGS — excluding special items and equity compensation					$856.8
Operating earnings					43.7
Impact of special items					138.7

Impact of equity compensation					$1,039.2
Operating earnings — excluding special items and equity compensation					$39,292.4

Revenue					2.64%

Operating margin — excluding special items and equity compensation

(1)	Unrecorded goodwill for all periods presented is $9.7 million.
The sum of the quarters may not equal year-to-date due to rounding.
— more —

CARDINAL HEALTH, INC. AND SUBSIDIARIES
SCHEDULE OF NOTABLE ITEMS

	SECOND QUARTER		YEAR - TO - DATE
	FISCAL		FISCAL
(in millions, except per Common Share amounts)	2006	2005	2006	2005
NON-RECURRING AND OTHER ITEMS
Impairment charges and other	$(5.1)	$(80.9)	$(7.6)	$(84.7)
Less: Minority interest and realized currency translation adjustment	—	19.4	—	19.4

Net impairment charges	(5.1)	(61.5)	(7.6)	(65.3)
Alaris inventory adjustment	—	(3.4)	—	(23.6)
Latex litigation	—	—	—	(16.4)
Vendor credit adjustment	3.5	—	(28.3)	—

Total non-recurring and other significant charges	(1.6)	(64.9)	(35.9)	(105.3)
Tax impact	0.5	21.7	11.7	34.8

Impact on net earnings	$(1.1)	$(43.2)	$(24.2)	$(70.5)

Impact on EPS	$(0.01)	$(0.10)	$(0.06)	$(0.16)

EQUITY COMPENSATION
Equity compensation	$(55.8)	$(2.8)	$(138.7)	$(4.9)
Tax impact	19.9	1.0	50.5	1.8

Impact on net earnings	$(35.9)	$(1.8)	$(88.2)	$(3.1)

Impact on EPS	$(0.08)	$—	$(0.20)	$(0.01)

Weighted average number of diluted shares outstanding	431.9	437.1	431.7	436.3
###